Exhibit 10.1

STATERA BIOPHARMA, INC.

(a Delaware corporation)

SUBSCRIPTION AGREEMENT

THE SECURITIES SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND TRANSFER OF THE SECURITIES IS RESTRICTED BY SUCH LAWS AND THE TERMS OF THIS SUBSCRIPTION AGREEMENT. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE AGENCY OR AUTHORITY HAS PASSED ON, RECOMMENDED, OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR MORE INFORMATION, PLEASE CONTACT:

STATERA BIOPHARMA

4333 Corbett Drive, Suite 1082
Fort Collins, CO 80525

Telephone: (888) 613-8802

E-mail: Chris.Zosh@staterabiophama.com

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of October ____, 2022, is by and between Statera Biopharma, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

BACKGROUND

WHEREAS, the Company is offering (the “Offering”) to sell shares of its common stock, par value $0.005 per share (the “Common Stock”), and warrants to purchase shares of Common Stock (“Warrants” and together with the Common Stock and shares issuable upon exercise of the Warrants, the “Securities”) substantially on terms consistent with those set forth on the term sheet attached hereto at Exhibit A (the “Term Sheet”);

WHEREAS, the Offering is being conducted in accordance with the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from such registration provided by Rule 506(b) of Regulation D under the Securities Act;

WHEREAS, the Company determined that each Warrant will be exercisable to acquire 200% of the number of shares of Common Stock that the applicable subscriber acquires under its subscription agreement at an exercise price of $0.15 per share of Common Stock and otherwise on the terms set forth in the warrant agreement set forth here at Exhibit C;

WHEREAS, Subscriber has had the opportunity to review and reflect on the business focus, prospects and assets of the Company; and

WHEREAS, in connection with the Offering, and upon the terms and conditions set forth in this Agreement, the Company desires to sell to the Subscriber, and the Subscriber desires to purchase from the Company, shares of Common Stock for the consideration specified on the signature page hereto and on the terms specified herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, agreements and conditions set forth in this Agreement, the parties hereto agree as follows:

1.

Subscription. The Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company (a)                  shares of Common Stock at a purchase price of $.075 per share of Common Stock, and (b) a Warrant to purchase __________________ shares of Common Stock for the aggregate subscription price in the amount of $                 (the “Subscription Amount”). Payment of the Subscription Amount shall be made simultaneously with the execution and delivery of this Agreement. If this subscription is not accepted by the Company for any reason, all documents, together with the Subscription Amount (without interest), will be returned to the Subscriber. If this subscription is accepted by the Company, the Company will affect a book entry share issuance in the Company’s stock ledger representing the shares of Common Stock purchased by the Subscriber and will deliver a confirmation of same to Subscriber promptly following such acceptance. Subscriber acknowledges, understands and agrees that (i) the Company is currently considering a stock split of its Common Stock that may occur during the period in which this Offering is being conducted and (ii) if said stock split is effected during the period in which this Offering is being conducted the price per share of the Company’s Common Stock being offered in this Offering will be appropriately adjusted (i.e., if the Company consummates a 1 for 4 reverse stock during the period in which this Offering is being conducted, the price per share will increase to $.30 per share of Common Stock and the exercise price under the Warrant will increase to $.60 per share of Common Stock).

Subscriber shall wire the full Subscription Amount to the Company pursuant to the following wire instructions (all of which funds will be received on behalf of and for the benefit of STATERA BIOPHARMA, INC.):

Bank:	First Republic Bank
SWIFT #:	FRBBUS6S
ABA#:	321081669
Account #:	80009606692
Acct Name:	Statera Biopharma, Inc.

2.            Representations and Warranties. The Subscriber hereby represents, warrants and agrees, as follows:

(a)         (i) The Subscriber is purchasing the shares of Common Stock and Warrants for investment purposes only for the account of the Subscriber and not with any view toward the distribution or resale thereof; and (ii) the Subscriber has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the shares of Common Stock or the Warrants, and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement.

(b)         The Subscriber has sufficient financial resources available to support the loss of all of the Subscriber’s investment in the shares of Common Stock and Warrants, can afford a complete loss of the investment in the shares of Common Stock and Warrants as well can afford to hold the investment in the shares of Common Stock and Warrants for an indefinite period of time and is able to bear the economic risk of the investment.

(c)         The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the Subscriber’s investment in the shares of Common Stock and Warrant and is able to bear such risks, and has obtained, in the Subscriber’s judgment, sufficient information from the Company or its authorized representatives to evaluate the merits and risks of such investment. The Subscriber has evaluated the risks of investing in the shares of Common Stock and Warrant and has determined that an investment in the shares of Common Stock and Warrant is a suitable investment for the Subscriber.

(d)         The Subscriber has not utilized any other person as a Purchaser Representative (as defined in Rule 501(h) of Regulation D under the Securities Act in connection with evaluating the merits and risks of the Offering.

(e)         The Subscriber is an “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act) in that (please check one of the following):

_____   (i)         the Subscriber is an individual and either has an individual net worth, or with the Subscriber’s spouse or spousal equivalent1 has a combined net worth, as of the date hereof in excess of $1,000,000 (for purposes of this representation and warranty, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities);2

_____   (ii)         the Subscriber is an individual and had individual annual income (exclusive of any income attributable to the Subscriber’s spouse or spousal equivalent) of more than $200,000 in each of the past two years or joint income with the Subscriber’s spouse or spousal equivalent in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year;3

_____   (iii)         The Subscriber is an individual who is a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act (as defined below), of the Company;

_____   (iv)         The Subscriber is a director or executive officer of the Company;

[1]	The term spousal equivalent shall mean a cohabitant occupying a relationship generally equivalent to that of a spouse.

2

Notwithstanding anything to the contrary herein, for purposes of determining “net worth,” “total liabilities” excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the shares of Common Stock are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of shares of Common Stock for the purpose of investing in the shares of Common Stock.

[3]

For purposes of this Agreement, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse); (i) the amount of any tax‑exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan, (v) alimony paid, and (vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code.

_____   (v)         The Subscriber is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a “family office” meeting the requirements of rule 501(a)(12) under the Securities Act, and whose prospective investment in the Company is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

_____   (vi)         the Subscriber is a corporation, limited liability company, foundation, endowment or partnership, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered;

____     (vii)         the Subscriber is a corporation, foundation, endowment or partnership that is an accredited investor because all of its equity owners are accredited investors;

_____   (viii)         the Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act;

_____   (ix)         the Subscriber is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser;

_____   (x)         the Subscriber is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement;

_____   (xi)         the Subscriber is a self-directed employee benefit plan whose investment decisions are made solely by persons who are individuals who are accredited investors;

_____   (xii)         the Subscriber is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity;

_____   (xiii)         the Subscriber is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

_____   (xiv)         the Subscriber is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company;

_____   (xv)         the Subscriber is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000; or

_____   (xvi)         the Subscriber is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

By signing this Agreement, the Subscriber hereby covenants to promptly advise the Company if at any time there shall occur a change in the Subscriber’s accredited investor status.

(f)         The Subscriber is not a nonresident alien (as such term is defined in the Internal Revenue Code of 1986, as amended, and Regulations) for purposes of income taxation. The Subscriber’s principal residence is at the address shown on the signature page of this Agreement, at which address the Subscriber has subscribed for the shares of Common Stock, and the Subscriber’s name, address and social security number or taxpayer identification number, as applicable, set forth on the signature page of this Agreement are true, correct and complete.

(g)         Subscriber has the full power and authority to execute, deliver and perform its obligations under this Agreement. Subscriber’s execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, will not (i) in the case of any Subscriber who is not a natural person, conflict with or result in a breach of any provision of the organizational documents of such Subscriber, (ii) with or without the passage of time, the giving of notice or both, constitute or result in a breach or default under or conflict with any order, ruling, judgment, writ, decree or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement, instrument or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound, or (iii) require Subscriber to obtain any consent, approval or action of, make any filing with, or give any notice to any person or entity as a result or under the terms of, or relieve any third party of any obligation of Subscriber under any such order, ruling, judgment, writ, decree, regulation, agreement, instrument or other undertaking. The signature on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same and this Agreement constitutes legal, valid and binding obligations of the Subscriber, enforceable in accordance with their respective terms.

(h)         The Subscription Amount contributed by Subscriber to the Company were not and will not be, directly or indirectly, derived from activities that may contravene any federal, state or international laws and regulations, including anti-money laundering laws and regulations.

(i)         The Subscriber is not engaged in any activity, directly or indirectly, (i) in contravention of any United States, international or other applicable laws and regulations, including anti-money laundering laws and regulations, (ii) on behalf of terrorists, terrorist organizations, or other criminal organizations, (iii) on behalf of any country, territory, person or entity identified on the List of Specially Designated Nationals and Blocked Persons maintained by the United States Treasury Department’s Office of Foreign Asset Control (“OFAC”), as such list may be amended from time to time,4 (iv) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure,5 or (v) a foreign shell bank6 (such persons or entities identified in (i) – (v) are collectively referred to as “Prohibited Persons”).

[4]	A current copy of this list is available on OFAC’s web site at http://www.treas.gov/ofac.

[5]

Senior foreign political figure means a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a senior foreign political figure includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. The immediate family of a senior foreign political figure typically includes the political figure’s parents, siblings, spouse, children and in-laws. A close associate of a senior foreign political figure is a person who is widely and publicly known internationally to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

[6]

Foreign shell bank means a foreign bank without a physical presence in any country but does not include a regulated affiliate. A post office box or electronic address would not be considered a physical presence. A regulated affiliate means a foreign shell bank that: (1) is an affiliate of a depository institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable; and (2) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or foreign bank.

(j)         (i) Subscriber is not, nor is any person or entity controlling, controlled by or under common control with the Subscriber, a Prohibited Person, and (ii) to the extent the Subscriber has any beneficial owners,7 (A) it has carried out thorough due diligence to establish the identities of such beneficial owners, (B) it reasonably believes that no such beneficial owners are Prohibited Persons, (C) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Subscriber’s complete redemption from the Company, and (D) it will make available such information and any additional information that the Company may reasonably require upon request.

(k)         The Subscriber acknowledges and agrees that the Company may “freeze the account” of the Subscriber, including, but not limited to, declining any withdrawal requests and/or segregating the shares of Common Stock, in compliance with governmental regulations.

(l)         The Subscriber is not relying on the Company or the management of the Company with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the shares of Common Stock or Warrant. The Subscriber has relied solely upon the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the shares of Common Stock and Warrant, the Subscriber’s legal counsel, business and/or investment adviser, accountant and tax adviser.

(m)         No broker or finder has acted for the Subscriber in connection with the purchase of the shares of Common Stock and Warrant no broker or finder is entitled to any broker’s or finder’s fees or other commissions in connection therewith based on agreements between the Subscriber and any broker or finder.

(n)          The Subscriber is not subject to any “bad boy” disqualifications as set forth in Rule 506(d) of Regulation D under the Securities Act.

[7]

Beneficial owners include, but are limited to: (i) shareholders of a corporation; (ii) partners of a partnership; (iii) members of a limited liability company; (iv) investors in an investment fund, including indirect investors in a fund-of-funds; (v) the grantor of a revocable or grantor trust; (vi) the beneficiaries of an irrevocable trust; (vii) the individual who established an IRA; (viii) the participant in a self-directed pension plan; (ix) the sponsor of any other pension plan; and (x) any person being represented by the Subscriber in an agent, representative, intermediary, nominee or similar capacity. If the beneficial owner is itself an entity, the information and representations set forth herein must also be given with respect to its individual beneficial owners. Publicly traded companies need not conduct due diligence as to their beneficial owners.

3.            Acknowledgements and Covenants. The Subscriber acknowledges and agrees that:

(a)         No federal or state agency has passed on, recommended or endorsed the merits of the shares of Common Stock and Warrant or this Offering or made any findings or determination as to the fairness of this investment.

(b)         The shares of Common Stock have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and the shares of Common Stock and Warrant may not be sold, transferred, assigned, pledged or hypothecated or otherwise disposed of, in whole or in part, in the absence of an effective registration statement applicable thereto under the Securities Act and all applicable state securities laws, or unless an exemption from such registration is available.

(c)         The Subscriber agrees and understands that the Subscriber will not sell, transfer, assign or otherwise dispose of the shares of Common Stock or Warrant any interest therein unless and until the Subscriber (i) complies with (x) all applicable requirements of federal and state securities laws and (ii) any requirements contained in any shareholder agreement or other agreement to which the Subscriber is a party; and (ii) in the absence of an effective registration statement, provides the Company with an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the shares of Common Stock and Warrant may be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of without registration under the Securities Act, and without violation of any applicable state securities laws (including any investor suitability standards).

(d)         The Subscriber is aware that (i) the Company is an early stage publicly listed company on the Nasdaq market (Nasdaq: STAB) with limited revenue to date; (ii) investment in the Company involves a high degree of risk of total loss of investment incidental to the purchase of the shares of Common Stock, (iii) there is lack of liquidity and substantial restrictions on transferability of the shares of Common Stock and Warrant or any other interest in the Company and (iv) although the Company is currently exploring potential strategic relationships, none of such strategic transactions may materialize.

(e)         The Subscriber has been furnished any and all materials that the Subscriber has requested relating to the Company or the Offering of the shares of Common Stock and Warrant, and the Subscriber has been afforded the unrestricted opportunity to ask questions of the management of the Company concerning the terms and conditions of its commitment to purchase, and purchase, of the shares of Common Stock and Warrant to obtain any additional information necessary to verify the accuracy of the information provided to the Subscriber. The Subscriber understands that such material is current information about the Company and its Subsidiaries, is subject to completion and does not in any way guarantee future performance or the completion of future proposed events discussed in such material.

(f)         Subscriber has received confidential information in connection with Subscriber’s potential investment in the Company and the proposed operations of the Company, which was prepared by the Company. Subscriber understands that such confidential information contains “forward-looking statements” (as such term is defined in Section 27A of the Securities Act). Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward‑looking statements, and include any statement containing a projection of revenues, income (including income loss), earnings (including earnings loss), capital expenditures, dividends, capital structure, or other financial items and statements of the plans and objectives of management for future operations. FORWARD‑LOOKING STATEMENTS INCLUDE STATEMENTS PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “MAY,” “COULD,” “WOULD,” “SHALL,” “SHOULD,” “BELIEVE,” “EXPECT,” “ANTICIPATE,” “PLAN,” “ESTIMATE,” “TARGET,” “PROJECT,” “INTEND,” OR SIMILAR EXPRESSIONS. SUBSCRIBER UNDERSTANDS THAT FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND ARE NOT GUARANTEES OF PERFORMANCE. SUBSCRIBER UNDERSTANDS THAT THESE STATEMENTS ARE BASED ON MANAGEMENT OF THE COMPANY’S BELIEFS AND ASSUMPTIONS, WHICH IN TURN ARE BASED ON CURRENTLY AVAILABLE INFORMATION, AND THAT IMPORTANT ASSUMPTIONS RELATING TO THE FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, ASSUMPTIONS REGARDING THE ABILITY OF THE COMPANY TO MARKET AND SELL IT’S PROPRIETARY TECHNOLOGIES, THE TIMING AND COST OF PLANNED EXPENDITURES, COMPETITIVE CONDITIONS AND GENERAL ECONOMIC CONDITIONS. SUBSCRIBER UNDERSTANDS THAT THESE ASSUMPTIONS COULD PROVE INACCURATE. SUBSCRIBER UNDERSTANDS THAT FORWARD-LOOKING STATEMENTS ALSO INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, WHICH INVARIABLY WILL CAUSE ACTUAL RESULTS THAT DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENT, AND THAT MANY OF THESE FACTORS ARE BEYOND THE COMPANY’S ABILITY TO CONTROL OR PREDICT. SUBSCRIBER ACKNOWLEDGES AND AGREES THAT NO ASSURANCE HAS BEEN GIVEN BY THE COMPANY OR ANY OF ITS PERSONNEL OR REPRESENTATIVES THAT THE COMPANY’S TARGET OF FUTURE PERFORMANCE WILL BE REALIZED THAT THE COMPANY WILL OPERATE PROFITABLY OR THAT THE SUBSCRIBER WILL RECEIVE THE RETURN OF ALL OR ANY PART OF ITS INVESTMENT HEREIN.

(g)         The Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by the Subscriber as it has deemed necessary or appropriate to conduct its due diligence investigation. The Subscriber has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. The Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors, if any, or its representatives shall modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein and the truth, accuracy, and completeness thereof. The Subscriber understands that its investment in the Securities involves a high degree of risk and represents and warrants that it is able to bear the economic risk and complete loss of such investment. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Subscriber has carefully considered the numerous risks associated with an investment of this type, including without limitation those risks set forth in the Company’s reports, schedules, forms, statements and other documents required to be filed by it (the “SEC Documents”) with the Securities and Exchange Commission (“SEC”) pursuant to the reporting requirements of the 1934 Act. The Subscriber understands that the Company cannot assure Subscriber that any of the events discussed in such risk factors will not occur. Subscriber further acknowledges that the occurrence of any of these risks could have a material and adverse impact on the Company’s business and prospects.

(h)         The Subscriber understands that the shares of Common Stock and Warrants are being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state law and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the shares of Common Stock and Warrants.

(i)         The Subscriber understands that the Subscriber is not entitled to cancel, terminate or revoke this subscription upon acceptance by the Company.

4.            Representations and Warranties of the Company. The Company represents and warrants to Subscriber that all of the following statements contained in this Section 4 are true in all material respects as of the date of this Agreement (or, if made as of a specified date, as of such date):

(a)    Organization. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with all requisite corporate or other legal entity power and authority to enter into this Agreement and to perform its obligations hereunder.

(b)     Authorization. The Company has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby, have been duly authorized, and no other corporate or other legal entity action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby.

(c)    Execution; Validity of Agreement. This Agreement (i) has been duly and validly authorized, and when delivered by the Company will be executed and delivered by the Company and, assuming the due and valid authorization, execution and delivery of each other party hereto or thereto, (ii) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(d)    Ownership and Possession of Interests. Upon the issuance of shares of Common Stock and Warrants to Subscriber, such shares of Common Stock and the Warrant shall (i) be owned by Subscriber free and clear of all encumbrances (other than restrictions under the Securities Act, and any other agreement entered into by the Subscriber), and (ii) be duly authorized, validly issued, fully paid and nonassessable.

(e)    SEC Documents; Financial Statements.

(i)    Except with respect to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (and subsequent required quarterly reports on Form 10-Qs), the Company has filed all SEC Documents with the SEC pursuant to the reporting requirements of the 1934 Act. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the Securities Act applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)    Except as may have been previously described to Subscriber or are disclosed in the Company’s publicly available public company filings, there are no outstanding subscriptions, options, warrants, shares of restricted stock, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever (collectively “Equity Rights”) under which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company; and

(iii)    No holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company from the Company, either as a result of this Agreement or any prior transactions.

5.            Piggy-Back Registration Rights; Name Change; Lockup Agreement.

(a)         Piggy-Back Registration Rights. Subscriber is hereby granted, subject to the terms and limitations set forth in this Agreement or in any agreement in place between the Company and any underwriter (or any placement agent used in connection with a PIPE offering), piggy-back registration rights when the Company next proposes to register any of its securities under the Securities Act, in connection with either (i) an underwritten public offering of its shares of Common Stock with gross proceeds to the Company of at least $500,000 or (ii) a resale registration for the benefit of securityholders. The Company shall give prompt written notice to you of its intention to effect any such registration and, subject to the terms herein, shall use its commercially reasonable efforts include for resale in such registration (and in all related registrations or qualifications under blue sky laws and in any related underwriting) all of the shares of Common Stock purchased by you under this Agreement with respect to which the Company has received written requests for inclusion therein within 10 days after delivery to you of the Company’s notice. Note that the inclusion of your shares of Common Stock in any such registration statement shall be subject to underwriters’ cutbacks (to the extent applicable) exercised in their sole discretion to and restrictions thereon under the Securities Act or any of the rules and regulations promulgated thereunder. If any of your shares of Common Stock are to be included in any registration statement in connection with an underwritten public offering or resale registration, the inclusion thereof shall be contingent upon your acceptance of the terms of the underwriting as agreed upon between the Company and its underwriters or placement agents, as applicable, and the inclusion of your shares of Common Stock in any such registration shall be further subject to the terms and conditions of such underwriting agreement or placement agency agreement. If the total number of securities, including your shares of Common Stock, requested by all holders of registration rights to be included in such registration statement exceeds the number of securities to be sold (other than by the Company) that the underwriters or placement agents in their reasonable discretion determine is compatible with the success of the offering or scheduled registration, then the Company shall be required to include in the offering only that number of such securities which the underwriters or placement agents and the Company in their sole discretion determine will not jeopardize the success of the offering or registration. If it is determined that less than all of the securities requested to be registered can be included in such offering or registration, then the securities (including your shares of Common Stock) that are approved to be included in such offering or registration shall be allocated by the Company fairly among those requesting inclusion in the offering.

(b)         Related Matters. The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, Bankruptcy, insolvency or termination of any Subscriber and the transfer of all or any portion of his, her or its shares and shall extend to such Subscriber’s heirs, successors, assigns and personal representatives. Any Subscriber that does not comply with the terms and provisions of Section 5(b) shall pay all of the costs and fees, including attorneys’ fees, incurred by the Company in connection with enforcing Section 5(b).

(c)         Resale Restrictions. Subscriber hereby agrees that, subject to any registration contemplated under Section 5(a), for the period beginning on the date hereof and ending six (6) months after the date Subscriber’s investment hereunder is accepted by the Company (the “Restricted Period”), Subscriber will not, without the prior approval of the Board, offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any shares or any options, warrants or other rights to purchase shares or any other security of the Company which Subscriber owns as of the date hereof or comes to own after the date hereof (collectively, the “Lockup Shares”). Notwithstanding the foregoing restrictions on transfer, the Subscriber may, at any time and from time to time during the Restricted Period, transfer any such shares (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Subscriber, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Subscriber is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned, absent such agreement to be bound said transfer will be deemed null and void ab initio. For purposes hereof, “immediate family” means Subscriber’s spouse, child or parent. During the Restricted Period, the Subscriber shall retain all rights of ownership in the Lockup Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof. The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the shares if such transfer would constitute a violation or breach of this Agreement. The provisions of this Section 5 may be waived by the Company in whole or in part its sole discretion.

6.           Indemnification. The Subscriber understands the meaning of the representations, warranties, acknowledgments, covenants and agreements made by the Subscriber in this Agreement and hereby agrees to indemnify and hold harmless the Company, its members, managers, officers and employees, and all persons deemed to be in control of any of the foregoing from and against any and all losses, costs, expenses, damages, liabilities and interest (including, without limitation, court costs and attorneys’ fees) arising out of or due to a breach by the Subscriber of any such representations, warranties, acknowledgments, covenants and agreements. All such representations, warranties, acknowledgments, covenants and agreements shall survive the delivery of this Subscription Agreement and the purchase by the Subscriber of the shares of Common Stock and Warrants.

7.           Confidentiality. The Subscriber agrees that, except with the prior written consent of the Company, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the Company or its business to which such Subscriber has been or shall become privy by reason of this Agreement, discussions relating to this Agreement, the performance of any obligations hereunder or the ownership of shares of Common Stock and Warrants purchased hereunder except for such disclosures required to be made by judicial or administrative process or by other requirements of law. The provisions of this Section 7 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure or other similar agreements executed or hereafter executed by any party hereto with respect to the Company or to the transactions contemplated hereby.

8.            Acceptance of Subscription. The Subscriber understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription, notwithstanding prior receipt by the Subscriber of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Subscriber an executed copy of this Agreement. If this subscription is rejected, all funds received from the Subscriber will be returned without interest, penalty, expense or deduction, and this Agreement shall thereafter be of no further force or effect (except for Section 7, which shall survive any termination).

9.            Entire Agreement. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof and supersedes any prior understanding and/or written or oral agreements among them with regard to the subject matter hereof.

10.        GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CHOICE OF LAW OR CONFLICTS OF LAWS OF ANY JURISDICTION. THE PARTIES HEREBY EXPRESSLY SUBMIT TO THE EXCLUSIVE VENUE AND PERSONAL JURISDICTION OF THE COURTS OF STATE OF DELAWARE OR IN THE UNITED STATES DISTRICT COURT WITHIN THE STATE OF DELAWARE, AND ANY APPROPRIATE APPELLATE COURT THEREOF, FOR THE RESOLUTION OF DISPUTES ARISING HEREUNDER, AND EACH PARTY HEREBY WAIVES ANY DEFENSE OF IMPROPER VENUE OR INCONVENIENT FORUM AS TO ANY ACTION BROUGHT IN STATE COURTS IN DELAWARE, OR IN THE UNITED STATES DISTRICT COURT OF DELAWARE.

11.          Further Assurances. At the request of the Company and without further conditions or consideration, the Subscriber shall from time to time promptly provide such information and execute and deliver such other documents or instruments as may be necessary in the discretion of the Company for the Company to comply with any and all laws, rules and regulations to which the Company is subject.

12.        Dispute Resolution. The Subscriber and the Company will first attempt to settle each and every dispute, controversy or claim arising out of or relating to this Agreement (“Disputes”) through good faith negotiations. Any Dispute not thus resolved within 30 days or such other period as the parties shall mutually agree in writing shall be resolved by binding arbitration conducted before a single “JAMS” arbitrator and that such binding arbitration shall be governed by the rules and procedures of JAMS for streamlined arbitrations. Such arbitration is to take place at JAMS’ offices in the City of Denver, as an “expedited” arbitration. In addition, any claims or counterclaims that that may be raised shall be determined by the same binding arbitration procedure. All parties agree to be bound by the decision of the arbitrator, which we agree may be confirmed and enforced by a court of law. All parties agree to accept service of an arbitral complaint or statement of claim in the manner by which notices may be delivered pursuant to this Agreement. The arbitrator will be instructed to make a finding as to which party is the substantially prevailing party, and that party shall be entitled to reimbursement of its reasonable legal fees and costs, which fees shall be determined by the arbitrator. The arbitrator shall also award interest at no less than the statutory rate on any fee award running from the date on which the fees are determined to be owed. By signing this Agreement, each of the parties acknowledges that he, she or it has read the written rules and procedures for streamlined JAMS arbitrations which are available at www.jamsadr.com/rules-streamlined-arbitration. Notwithstanding the foregoing, any party may seek equitable or injunctive relief in any court of competent jurisdiction. The statute(s) of limitation applicable to any Dispute shall be tolled upon initiation of the Dispute resolution procedures under this Section 12 and shall remain tolled until the Dispute is resolved under this Section 12. However, tolling shall cease if the aggrieved party does not file a demand for arbitration of the Dispute with JAMS within 30 days after good faith negotiations have been terminated by either party. The parties, their representatives and participants and the arbitrator shall hold the content and result of the arbitration in confidence, except to the limited extent necessary to enforce a final settlement agreement or to obtain or enforce a judgment on an arbitration decision and award.

13.         Waivers. The failure by any party hereto to insist upon or to enforce any of its rights will not constitute a waiver thereof, and nothing will constitute a waiver of such party’s right to insist upon strict compliance with the provisions hereof. No delay in exercising any right, power or remedy created hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right, power or remedy by any such party preclude any other or future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement will constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof. Each party hereto may waive the benefit of any provision or condition for its benefit contained in this Agreement, but only if such waiver is evidenced by a writing signed by such party.

14.       Invalid Provisions. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15.         Counterparts. For the convenience of the parties, this Agreement may be executed in one or more counterparts, including in pdf or electronic format, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

Pursuant to this Subscription Agreement, Subscriber’s Capital Commitment of is $                       , for a total of                        shares of Common Stock a price of $.075 per share of Common Stock and a Warrant exercisable to purchase                                         shares of Common Stock at an exercise price of $.15 per share of Common Stock. Subscriber acknowledges, understands and agrees that (i) the Company is currently considering a stock split of its Common Stock that may occur during the period in which this Offering is being conducted and (ii) if said stock split is effected during the period in which this Offering is being conducted the price per share of the Company’s Common Stock being offered in this Offering will be appropriately adjusted (i.e., if the Company consummates a 1 for 4 reverse stock during the period in which this Offering is being conducted, the price per share will increase to $.30 per share of Common Stock and the Warrant exercise price per share of Common Stock will increase to $.60 per share of Common Stock).

IN WITNESS WHEREOF, the parties executed this Subscription Agreement on the date first written above.

FOR INDIVIDUALS:	FOR ENTITIES:

Print Name	Print Name of Entity

Signature	Signature of Authorized Signatory

Home Address:	Print Name of Authorized Signatory

Social Security Number	Print Title of Authorized Signatory

Business Address:

Taxpayer Identification Number

Accepted this ________ day of October 2022: STATERA BIOPHARMA, INC. By:
Name: Michael K. Hadley Title: President and CEO

Wire Transfer Information from Subscriber

Please provide the following information for the bank from which your Subscription Amount is being wired to the Company:

Account Name:

Account Number:

Bank Name and Address:

City and State:

ABA Number:

Swift Code (for International Transfers):

Exhibit A – Term Sheet

SUMMARY OF THE TERMS OF THE OFFERING

This Summary of Terms (this “Term Sheet”) outlines the terms on which Statera Biopharma, Inc., a Delaware corporation (the “Company”), currently proposes to offer shares of its Common Stock to a limited number of accredited investors (the “Offering”). This Term Sheet does not impose any binding obligations on the Company or any subscriber to proceed with a transaction or continue any negotiations.

Issuer	Statera Biopharma, Inc., a Delaware corporation.

Security Offered

Common Stock, $0.005 par value per share (the “Common Stock”), and a Warrant exercisable to acquire two share of Common Stock for each share of Common Stock subscribed for at an exercise price of $0.15 per share of Common Stock. The form of Warrant is attached as Exhibit D to the subscription agreement of which this Term Sheet forms a part

Amount of Offering

Up to an aggregate of $6,000,000, subject to increase to an amount of $9,000,000 at the discretion of the Company’s board of directors (the “Board”). There is no minimum required raise for this Offering, and the Board may begin to accept subscriptions at any time in its sole discretion.

Purchase Price/Minimum Investment

Initially $.075 per share of Common Stock; however the Company is currently a stock split of its Common Stock that may occur during the period in which this Offering is being conducted, and if said stock split is effected during the period in which this Offering is being conducted the price per share of the Company’s Common Stock being offered in this Offering will be appropriately adjusted (i.e., if the Company consummates a 1 for 4 reverse stock during the period in which this Offering is being conducted, the price per share will increase to $.30 per share of Common Stock) and the Warrant exercise price will increase to $.60 per share of Common Stock.

The minimum investment in the Common Stock and Warrants by any subscriber is $50,000, although the Company may, in its sole discretion, accept lesser amounts.

Closings

The Company has the ability to complete the Offering in multiple closings (each a “Closing”). The Closings may occur until the later of 60 days following the date of this Term Sheet or the date that the Company has accepted subscriptions for the full amount of the Offering (such date, the “Expiration Date”). The Company may, however, terminate the Offering in its sole discretion, at any time.

The Company may accept or reject subscriptions in its sole discretion, in whole or in part, for any reason or no reason. If a subscription is accepted by the Company, the Company will deliver to subscriber a counter-signed copy of the subscriber’s subscription agreement. Once received, pending an actual Closing of the Offering, all funds will be held in a segregated, non-interest bearing account. Subscriptions are irrevocable on the part of a subscriber once delivered.

If the first Closing of the Offering is not consummated on substantially the same terms in the aggregate, as summarized in this Term Sheet, on or before the Expiration Date, all funds that have not been accepted and closed will be returned to the subscribers, without interest.

Potential Strategic Transactions

The Company is currently in discussions with third parties with respect to the following potential strategic transactions:

Strategic Opportunity A: Immunotherapy Product Candidates

We are pursuing clinical development of two product immunotherapy candidates, one as an adjunct to the standard of care in pediatric Crohn’s disease and one as an adjunct to standard of care therapy to extend the duration of disease remission in patients radiation treatment of cancer. We also filed an Investigational New Drug (“IND”) application with the U.S. Food and Drug Administration (“FDA”) to study CYTO-205 to prevent the advancement of COVID-19 infected patients from mild to severe disease. The Company has received a letter indicating it may proceed with its Phase 2 COVID-19 study from the FDA’s Division of Pulmonology, Allergy and Critical Care (DPACC), part of the Office of Immunology and Inflammation (OII). In the future, we also plan to submit INDs and initiate clinical trials for three additional products candidates, one to reduce the pain associated with fibromyalgia, one to prevent disease progression in patients with relapsing multiple sclerosis (MS) and one to be used as an adjunct to standard of care therapy for hepatocellular cancer.

Strategic Opportunity B: AIMS Platform

We built our proprietary multi-receptor platform, or “AIMS,” to serve as a groundbreaking drug discovery and development engine leveraging expertise, knowledge, chemistry and computational capabilities. The first targets a pan-TLR (Toll-like Receptor) compounds which have never been leveraged by the pharmaceutical industry. The multi-receptor system (multi TLRs) develops compounds with similar immune modifying characteristics as noroxymorphone to address numerous therapeutic areas including autoimmune, inflammation, emerging viruses and cancers. We have expanded our understanding of the relationship between noroxymorphone and proenkephalin analogs determining how multiple factors impact pharmacokinetic – pharmacodynamic relationships, potency, and selectivity in relation to the immune system. Statera Biopharma believes its multi-receptor platform is an instrument permitting the increased probability of success.

Strategic Opportunity C: Lay Sciences IgY Polyclonal Antibody Platform

We have signed a term sheet and are working on a definitive agreement with Lay Sciences, Inc. to in-license polyclonal antibodies that can be used to eliminate COVID, Influenza, adenovirus, Crohn’s inflammation, Ulcerative Colitis inflammation and IBD inflammation. The polycolonal antibodies are taken orally and are never absorbed into the blood stream. This allows us to file for OTC status and move products on the market quickly. COVID product is already approved, and we are working with Lay to plan a US launch soon.

Strategic Opportunity D: Additional Opportunities

The Company is currently working on several other transactions to bolster the Company’s pipeline of immunotherapies and to improve shareholder value..

There is no assurance that any current strategic transaction discussions will result in established relationships, and the closing of any of these potential strategic transactions is not a condition to any of the Closings.

Use of Proceeds

Proceeds of the Offering are anticipated to be used for payment of expenses related to being an operating company with public company reporting requirements, governance establishment and maintenance, the strategic transaction analysis and pursuit and for general corporate and working capital purposes, including compensation to our key personnel (including members of our senior management team) and/or for other costs associated with pursuing, acquiring, operating and/or developing prospects.

Voting Rights	Our Common Stock is a voting security, with one vote for each share of Common Stock on all matters submitted to our shareholders for a vote. Our Warrants are non-voting.

Dividends	The Company will pay dividends to its shareholders only when and as declared by the Board of Directors. The Company does not anticipate declaring dividends for the foreseeable future.

Limitations on Transfer

A subscriber’s ability to transfer its shares of Common Stock and Warrants will be severely restricted, and any such transfers will be subject to prior compliance with federal and state securities laws and the restrictions agreed to by the subscriber in the subscription agreement that accompanies this Term Sheet.

Senior Management Team

Our Company is managed by a team of professionals with pharmaceutical industry experience. Our current senior management team includes:

-         Michael K. Handley, CEO/President/Chairman

-         Christopher Zosh – EVP of Finance and interim-CFO

-         Todd Headley – EVP of Corporate Development

-         Robert Buckheit, Ph.D. – Chief Technical Officer

-         George Wagner – EVP of Regulatory

-         Satish Chandran, Ph.D. – Director and ex-CTO of Pfizer Biotherapeutics

-         Uday Saxane, Ph.D. – Director and creator of Lipitor

We expect to continue building a strong leadership team as we grow.

Risk Factors:

Each investment will be made pursuant to the Subscription Agreement provided by the Company, which will be entered into between the Company, on the one hand, and each respective subscriber, on the other hand. Each subscriber will also execute and deliver such additional documents relating to the subscription as the Company requests (the Subscription Agreement, together with this Term Sheet and all of the foregoing documents, the “Subscription Materials”).

Investment in the Company involves significant risk, whether or not any prospective opportunity described in this Term Sheet is consummated. Prospective subscribers should review and consider these risks including those risks set forth in the Company’s reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission.

Expenses

Each subscriber and the Company will be responsible for that party’s own respective expenses incurred in connection with the negotiation and consummation of the transactions contemplated by this Term Sheet.

EXHIBIT B: RISKS

As mentioned in the Agreement, the Company makes no representation about, and provides no guarantees in respect of, the Company’s future business and operations, in particular in light of the risks that are inherent in operating in the PHARMACEUTICAL space (which risks include, without limitation, risk associated with cyber-attacks, natural disasters, acts of terrorism, dependence on key partners and counterparties (including suppliers and licensees), dependence on key management personnel, obtaining and retaining qualified employees, remaining technologically current and/or adapting to changing consumer demand, competition from companies with far greater resources (financial and otherwise) than we have, economic conditions in the United States and internationally (whether resulting from a pandemic like COVID-19 otherwise), changes in the regulatory framework, litigation and our need for additional financing (which we will need to obtain in the near term and which may or may not be on favorable terms to the Company). The occurrence or effect of any risk of this investment, including without limitation the risks set forth herein and those set forth below, could adversely affect our business, operations, financial condition, future plans and/or performance. The discussion of risks in this paragraph and below is not all-inclusive but is designed to highlight what we believe are important factors to consider when evaluating our business, our plans and our expectations. These factors could cause our future results to differ materially from our expectations reflected in forward-looking statements.

The risk factors set forth below are intended to discuss not only risks we face today at our current level of operations, but also risks we anticipate facing assuming our growth and expansion plans are successfully realized and we become engaged with development and commercialization of multiple products, which would then highlight important relationships (and related risks) with regulators, suppliers, manufacturers, CROs, strategic partners, etc.

All discussions below regarding the “Company” and that reference “we “our” and similar words, unless otherwise indicated or otherwise obvious on its face, refer to the Company as a whole with its primary operating subsidiary STATERA BIOPHARMA, Inc.

GENERAL RISK CONSIDERATIONS

This investment is speculative and involves high risk. The Shares of Common Stock and Warrant being offered should be considered a speculative investment that involves a high degree of risk. Therefore, you should thoroughly consider all of the risk factors including those discussed herein. You should understand that there is substantial likelihood that you may lose your entire investment. You should not invest in the Company if you are in any way dependent upon the funds you may be using to acquire Shares of Common Stock and Warrant.

We are reliant on the expertise of third parties. We expect to increasingly depend to a great extent on the experience and expertise of third-party professionals including, but not limited to, biopharmaceutical engineers, lab personnel doctors, professors, computer technicians, attorneys, accountants, contractors, subcontractors, developers, etc., some of whom may be Affiliates of the Company. We do not currently employ such personnel on a full-time or part-time basis. The illness, financial difficulties, dissolution, death, resignation, or bankruptcy of such persons would have a materially adverse effect on our abilities to pursue our objectives.

There is no assurance that we will ever be profitable or establish value. There can be no assurance that our intended objectives, if obtained, will yield profits or that the Company will generate revenue or value at a level that will allow our investors to realize a return of, or a return on, their investment. Therefore, there is no assurance that our business plan will be successful or profitable or that you will not lose your entire investment.

Our research, forecasts and assumptions lack independent review. Although our analysis of and conclusions about the viability of our objectives are believed to be reasonable, there is no assurance or guarantee, expressed or implied, that we will be profitable or will be able to meet our objectives in connection with the issuance of the Shares of Common Stock and Warrants. Moreover, there has been no independent economic review made of the merits of our business plan.

If we are unable to manage our growth, our business will suffer. If we fail to manage growth effectively or to develop a successful marketing approach, our business and financial results will be materially harmed. We may also seek to expand our business through complementary or strategic acquisitions of other businesses, products or assets, or through joint ventures, strategic agreements or other arrangements. Any such acquisitions, joint ventures or other business combinations may involve significant integration challenges, operational complexities and time consumption and require substantial resources and effort. It may also disrupt our ongoing businesses, which may adversely affect our relationships with customers, employees, regulators and others with whom we have business or other dealings. Further, if we are unable to realize synergies or other benefits expected to result from any acquisitions, joint ventures or other business combinations, or to generate additional revenue to offset any unanticipated inability to realize these expected synergies or benefits, our growth and ability to compete may be impaired, which would require us to focus additional resources on the integration of operations rather than other profitable areas of our business, and may otherwise cause a material adverse effect on our business, results of operations and financial condition.

All financial forecasts are subject to limitations. If any financial forecasts are utilized by the Company in connection with this Offering, they have been prepared solely by the Company’s management. Such forecasts, if any, have not been compiled or reviewed by independent accountants, and, accordingly, no opinion or other form of assurance is expressed. Because such projections are based on a number of assumptions and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Company, there can be no assurance that such projections, if any, will be realized as actual results may vary significantly and materially from the results included. Such projections, if any, should not be regarded as a representation that the projections will be achieved, nor should the projections be relied upon in purchasing the Shares of Common Stock and Warrants offered hereby and are qualified in their entirety by the content of the subscription agreement and these risk factors.

Our officers, directors or key advisors may have conflicts of interest vis-à-vis the Company. There are conflicts of interest inherent in the activities of the Company. Our officers, directors and/or our key advisors or their Affiliates or personnel act or may act in a similar capacity for other concerns within the pharmaceutical industry or elsewhere. Such persons intend to continue to manage such concerns and plan to do so in the future. Although we do not currently anticipate problems, any additional responsibilities taken on by such persons may cause them to devote less time to the business of the Company than is necessary or prudent. Also, many of our key personnel may receive equity in the Company.

Certain services to be provided to the Company, such as legal, accounting, marketing or consulting services, may be performed by Affiliates or personnel of the Company or related parties under common control. Also, our officers, directors and/or key advisors may collect fees, salaries, and/or related costs in connection with managing Company affairs paid out of the net proceeds of this Offering. Consequently, there is the possibility that if the Company doesn’t perform well, our officers, directors, key advisors or other personnel or related parties may still realize a profit even though the Company does not.

Conflicts of interest for the above-referenced persons and others associated with the Company by way of contract may also arise. Such individuals, either directly or indirectly, may provide services to other pharmaceutical companies and may acquire pharmaceutical assets for their own account and the account of others. In addition, such persons and/or their Affiliates are presently engaged in the pharmaceutical business independent of the Company and conduct such activities with other companies or private partners. Such persons may also be involved with pharmaceutical companies and in other aspects of private capital formation. All of these activities may result in conflicts of interest.

Our operating results are and will be affected by many factors and may fluctuate significantly. Our operating results are likely to vary substantially from quarter to quarter and may be greater or less than those achieved in the immediately preceding period or in the comparable period of the prior year. Factors that may cause results to vary include, but are not limited to, the following:

•	The number of new product introductions by us;

•	Losses related to inventory write-offs;

•	The level of competition in the marketplace for certain products;

•	Our ability to create demand in the marketplace for our products;

•	Availability of raw materials and finished products from suppliers;

•	Our ability to maintain adequate manufacturing facilities and relationships;

•	The scope and outcome of governmental regulatory actions;

•	Legal challenges to our intellectual property rights;

•	Price erosion and customer consolidation; and

•

Significant payments (such as milestones) payable by us under collaboration, licensing, and development agreements to our partners before or after the related product or process has received FDA approval.

The profitability of our product sales is also dependent upon the prices we are able to charge for our products, the costs to purchase products from third parties, and our ability to manufacture/have manufactured our products in a cost-effective manner. If our revenues decline or do not grow as anticipated, we may not be able to reduce our operating expenses to offset such declines. Failure to achieve desired levels of revenues could, therefore, significantly harm our operating results for a particular fiscal period.

We run the risk of incurring uninsured losses. Depending upon our available capital, we intend to arrange for comprehensive insurance on the Company’s assets to the extent possible. However, there are certain types of losses (generally of a catastrophic nature, such as earthquakes, floods, terrorist attacks and wars) which are either uninsurable or not economically insurable. Should such a disaster occur to or cause damage to or the destruction of our assets, we could lose our invested capital and anticipated income or sales revenue from the same. Such a loss would require the Company to obtain additional funds to meet its obligations.

We lack a relevant operating history. The Company has limited operating history in the primary space targeted by STATERA BIOPHARMA, Inc. As a result, we are subject to all the risks and uncertainties which are characteristic of a new business enterprise, including the substantial problems, expenses and other difficulties typically encountered in the course of establishing a business, organizing operations and procedures, etc. The likelihood of our success must be considered in light of these potential problems, expenses, complications, and delays.

We cannot forecast or predict the outcome of our activities. We are dependent upon proceeds of this Offering to fund our operations and pursue our objectives. There is no information at this time upon which to base an assumption that our plans will materialize or prove successful. There can be no assurance that our planned endeavors will result in any operational revenues or profits in the future – especially if our targeted development of assets and strategic relationships prove to be commercially unprofitable. This, coupled with our limited operating history, makes prediction of our future operating results difficult, if not impossible.

Because of these reasons, you should be aware that your entire investment in the Company’s Shares of Common Stock and Warrant is at risk.

We run the risk of being delisted from Nasdaq. We currently not compliant with Nasdaq listing rules (please see public disclosures for information) and if we are unable to gain compliance with these Nasdaq listing rules we run the risk of being delisted from the Nasdaq stock exchange.

Because of these reasons, you should be aware that your entire investment in the Company’s Shares of Common Stock and Warrant is at risk.

RISKS RELATED TO THE PHARMACEUTICAL INDUSTRY

Risk Factors Summary

The following is a summary of the principal risks that could adversely affect our business, operations and financial results:

•	We will require substantial additional financing in order to meet our business objectives;
•	We expect to continue to incur losses;
•	Our ability to use our net operating loss carryforwards may be limited;
•	We currently do not generate significant revenue from product sales or services and may never become profitable, or, if we achieve profitability, we may not be able to sustain it;
•	Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern”;
•	A failure to cure any alleged default under the Loan and Security Agreement, which allows the lender to take action, could have a material adverse effect on us.
•	We are currently pursuing [three] clinical stage development product candidates, and our business is dependent on the success of all or any of such product candidates;
•	We may not be able to successfully and timely develop our products;
•	Our collaborative relationships with third parties could cause us to expend significant resources and incur substantial business risk with no assurance of financial return;
•

We will not be able to commercialize our product candidates if our preclinical development efforts are not successful, our clinical trials do not demonstrate safety or our clinical trials or pivotal animal studies do not demonstrate efficacy;

•

Interim, top-line and preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data becomes available and is subject to audit and verification procedures that could result in material changes in the final data;

•	Panacela and GPI have significant non-controlling interest holders and, as such, each may not be operated solely for our benefit;
•

If parties on whom we rely to manufacture our product candidates do not manufacture them in satisfactory quality, in a timely manner, in sufficient quantities, or at an acceptable cost, clinical development and commercialization of our product candidates could be delayed;

•	If the market opportunities for our products are smaller than we expected, our revenue may be adversely affected, and our business may suffer;

•	We may not be able to obtain regulatory approval in a timely manner or at all and the results of future clinical trials and pivotal efficacy studies may not be favorable;
•	Enrollment and retention of patients in clinical trials is an expensive and time-consuming process and could be made more difficult or rendered impossible by multiple factors outside of our control;
•

Compensatory arrangements with our scientific advisors or consultants could result in increased regulatory scrutiny and ultimately lead to the delay or denial of marketing approval for our product candidates;

•	Failure to obtain regulatory approval in international jurisdictions could prevent us from marketing our products abroad;
•	The Fast Track designation for entolimod may not actually lead to a faster development or regulatory review or approval process;
•

We may seek Breakthrough Therapy Designation for some of our product candidates. The designation may not be granted and, even if granted by the FDA, such designation may not lead to a faster development of any product candidate or approval process for any product candidate;

•

If the FDA does not conclude that certain of our product candidates satisfy the requirements for the Section 505(b)(2) regulatory approval pathway, or if the requirements for such product candidates under Section 505(b)(2) are not as expected, the approval pathway for those product candidates will likely take significantly longer, cost significantly more and entail significantly greater complications and risks than anticipated, and in either case may not be successful;

•

The pre-EUA submission we made to the FDA in 2015 may not be successful and, even if such submission is successful, it may not accelerate BLA approval of entolimod or result in any purchase by the U.S. government for this product;

•	Even if our drug candidates obtain regulatory approval, we will be subject to ongoing government regulation;
•	If physicians and patients do not accept and use our drugs, we will not achieve sufficient product revenues and our business will suffer;
•

Recently enacted legislation, future legislation and healthcare reform measures may increase the difficulty and cost for us to obtain marketing approval for and commercialize our product candidates and may affect the prices we may set for such products;

•

We are subject to various foreign, federal, and state healthcare and privacy laws and regulations, and our failure to comply with these laws and regulations could harm our results of operations and financial condition;

•	We are subject to U.S. and certain foreign export and import controls, sanctions, embargoes, anti-corruption laws and anti-money laundering laws and regulations;
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We rely on licensed patents to protect our technology. We may be unable to obtain or protect such intellectual property rights and we may be liable for infringing upon the intellectual property rights of others;

•	If we fail to comply with our obligations under our license agreements with third parties, we could lose our ability to develop our product candidates;
•	We depend on intellectual property licensed from third parties, and our licensors may not always act in our best interest;
•	If we are not able to protect and control our unpatented trade secrets, know-how and other technology, we may suffer competitive harm;
•	Changes in patent law in the U.S. and in non-U.S. jurisdictions could diminish the value of patents in general, thereby impairing our ability to protect our product candidates;
•	The biopharmaceutical market in which we compete is highly competitive;
•	The COVID-19 pandemic could adversely impact our business, operations and clinical development timelines and plans;

•	Our growth could be limited if we are unable to attract and retain key personnel and consultants;
•	We may be subject to damages resulting from claims that we, our employees or our consultants have wrongfully used or disclosed alleged trade secrets of their former employers;
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Our former laboratories used, and our subtenants use, certain chemical and biological agents and compounds that may be deemed hazardous and we are subject to various safety and environmental laws and regulations. Our compliance with these laws and regulations may result in significant costs, which could materially reduce our ability to become profitable;

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We rely significantly on information technology and any failure, inadequacy, interruption or security lapse of that technology, including any cybersecurity incidents, could harm our ability to operate our business effectively;

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We may be unable to adequately protect our information systems from cyberattacks, which could result in the disclosure of confidential or proprietary information, including personal data, damage to our reputation, and subject it to significant financial and legal exposure;

•	Political or social factors may delay or impair our ability to market our products;
•	Failure to comply with the U.S. Foreign Corrupt Practices Act and similar foreign laws could subject us to penalties and other adverse consequences;
•	The recent resignation of our independent accounting firm could delay our future SEC filings and adversely affect our business;
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Changes in accounting standards, especially those that relate to management estimates and assumptions, are unpredictable and subject to interpretation by management and our independent registered public accounting firm and may materially impact how we report and record our financial condition;

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We have experienced transitions in our management team, our board of directors and our independent registered public accounting firm in the past and may continue to do so in the future, which could result in disruptions in our operations and harm our business;

•	Political, economic and governmental instability in Russia and Russian military action in the Ukraine could materially adversely affect our operations and financial results;
•	The legal system in Russia can create an uncertain environment for business activity, which could materially adversely affect our business and operations in Russia;
•	Actions by the tax authorities in Russia may result in the sudden imposition of arbitrary or onerous taxes on our operations in Russia;
•	Selective or arbitrary government action may have an adverse effect on our business;
•	Shareholder liability under Russian legislation could cause us to become liable for the obligations of our subsidiaries;
•	Our Russian operating entities can be forced into liquidation on the basis of formal noncompliance with certain legal requirements;
•	Crime and corruption could disrupt our ability to conduct our business;
•	Our largest stockholder has the potential to significantly influence our business, which may be disadvantageous to other stockholders;
•	The price of our common stock has been and could remain volatile, which may in turn expose us to securities litigation;
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We have, in the past and currently, failed to satisfy certain continued listing requirements of the Nasdaq Capital Market and could fail to satisfy these requirements again in the future. Our failure to meet the continued listing requirements of Nasdaq Capital Market could result in a delisting of our common stock;

•	If our common stock is delisted from the Nasdaq and the price of our common stock remains below $5.00 per share, our common stock would come within the definition of “penny stock”;

•	Issuance of additional equity may adversely affect the market price of our stock;
•	The eventual public resale by certain of our significant stockholders could have a negative effect on the trading price of our common stock;
•	We do not intend to pay dividends for the foreseeable future;
•	If securities or industry analysts do not publish research or reports about our business, or publish negative reports about our business, our stock price and trading volume could decline; and
•	Our operations could be disrupted by natural or human causes beyond our control.

Risk Factors Details

The following are details of the key risks that could adversely affect our business, operations and financial results:

Our near-term success is dependent upon our ability to develop or acquire and commence meaningful sales of our products. Our success will depend, in part, upon our ability to develop or acquire, and then commence meaningful sales of our products. Even if we achieve successful product development or acquisition, attracting new customers and distribution networks requires substantial time and expense. Any failure to meet the sales objectives of our drugs would adversely affect our operating results. Many factors could affect the market acceptance and commercial success of our products, including:

•	Our ability to convince our potential customers of the advantages and economic value of our products to enhance the delivery of immunotherapies;

•	The breadth of our product offering relative to competitors;

•	Changes to policies, procedures or currently accepted best practices in clinical development;

•	The extent and success of our marketing and sales efforts; and

•	Our ability to deliver our products in a timely fashion.

If we are unable to successfully develop or commercialize new products, our operating results will suffer. Developing and commercializing a new product is time consuming, costly and subject to numerous factors that may delay or prevent such development and commercialization. Our future results of operations will depend to a significant extent upon our ability to successfully advance our current products and to acquire, develop and commercialize new products in a timely manner. We will face several challenges when developing and commercializing new products. There is no assurance that we will receive necessary regulatory approvals on a timely basis or at all, which may result in unsuccessful development or commercialization of new products. If any of our products, when acquired or developed and approved, cannot be successfully or timely commercialized, our operating results could be adversely affected. We cannot guarantee that any investment we make in developing or marketing products will be recouped, even if we are successful in commercializing those products.

Our future success depends on our ability to attract and retain talented employees and consultants. Our future success depends, to a substantial degree, upon the continued service of the members of our management team. The loss of the services of members of our management team, or their inability to perform services on our behalf, could have a material adverse effect on our business, condition (financial and otherwise), prospects and results of operations. Our success also depends, to a large extent, upon the contributions of our sales, marketing, scientific and quality assurance staff. We compete with companies who may offer more favorable employment opportunities than we do. If we are not able to attract and retain the necessary personnel to accomplish our business objectives we could experience constraints that would adversely affect our ability to sell and market our products effectively, to meet the demands of our strategic partners in a timely fashion, and to support our research and development programs. We cannot provide assurance that we can continue to attract, train and retain such personnel.

We will need to increase the size of our organization, and we may encounter difficulties managing our growth, which could adversely affect our results of operations. We are currently an early-stage company with limited to no revenues. We will need to expand and effectively manage our managerial, operational, financial and other resources in order to successfully pursue our research, development and commercialization effort. To manage any growth, we will be required to continue to improve our operational, financial and management controls, reporting systems and procedures and to attract and retain sufficient numbers of talented employees. We may be unable to successfully manage the expansion of our operations or operate on a larger scale and, accordingly, may not achieve our research, development and commercialization goals.

Our ability to develop or license, or otherwise acquire, and introduce new products on a timely basis in relation to our competitors’ product introductions involves inherent risks and uncertainties. Product development is inherently risky, especially for new drugs for which safety and efficacy have not been established and the market is not yet proven. Likewise, product licensing involves inherent risks including uncertainties due to matters that may affect the achievement of milestones, as well as the possibility of contractual disagreements with regard to terms such as license scope or termination rights. The development and commercialization process, particularly with regard to new drugs, also requires substantial time, effort and financial resources. The process of obtaining regulatory approvals is rigorous, time consuming, costly and largely unpredictable. We, or a partner, may not be successful in obtaining any such approvals or in commercializing any of the products that we are developing or licensing.

We may be involved in various legal proceedings which may force us to incur substantial expense to defend and/or expose us to substantial liability. We may become a party to litigation in the ordinary course of our business, including, among others, matters alleging product liability, other intellectual property rights infringement, violations of securities laws, employment discrimination or breach of commercial contract. In general, litigation claims can be expensive and time consuming to bring or defend against and could result in settlements or damages that could have a material adverse effect on our business, results of operations and financial condition.

Our business is highly dependent on market perceptions of us and the safety and quality of our products. Our business, products or product pricing could be subject to negative publicity, which could have a material adverse effect on our business, results of operations and financial condition. Market perceptions of our business are very important to us, especially market perceptions of the safety and quality of our products. If any of our products or similar products that other companies distribute are subject to market withdrawal or recall or are proven to be, or are claimed to be, harmful to consumers, then this could have a material adverse effect on our business, results of operations and financial condition. Also, because businesses like ours are dependent on market perceptions, negative publicity associated with product quality, illness or other adverse effects resulting from, or perceived to be resulting from, our products could have a material adverse impact on our business, results of operations and financial condition.

We face, and expect to at all times face, intense competition in the pharmaceutical industry, which could significantly limit our growth prospects and materially adversely affect our financial results. The pharmaceutical industry is highly competitive. The principal competitive factors in the pharmaceutical market include:

•	Introduction of competing drugs, therapies and processes in direct competition with any of our products;

•	The ability of our competitors to more quickly enter the market due to greater financial resources or otherwise;

•	Pricing pressures by competitors, customers and political groups;

•	Our ability to grow and maintain a reputation as a provider of quality products and with an exemplary level of service.

Many of our competitors have longer operating histories and greater financial, research and development, marketing and other resources than us. Consequently, some of our competitors may be able to develop products and/or processes competitive with, or superior to, our products and/or processes. Furthermore, we may not be able to (i) differentiate our products from those of our competitors, (ii) successfully develop or introduce new products on a timely basis or at all that are less costly than those of our competitors, or (iii) offer customers payment and other commercial terms as favorable as those offered by our competitors. The markets in which we compete and intend to compete are undergoing, and are expected to continue to undergo, rapid and significant change. We expect competition to intensify as technological advances and consolidation continues. New developments by other manufacturers and distributors could render our products uncompetitive or obsolete.

We expect to be continuously dependent on information technology, and our systems and infrastructure will face certain risks on an ongoing basis, including cybersecurity and data leakage risks. Disruptions to our information technology systems or breaches of information security could adversely affect our business. In the ordinary course of business, we expect to collect, store and transmit large amounts of confidential information, and it is critical that we do so in a secure manner to maintain the confidentiality and integrity of such information. The anticipated size and complexity of our information technology systems, and those of our third- party vendors, make such systems potentially vulnerable to service interruptions and security breaches from inadvertent or intentional actions by our employees, partners or vendors. These systems are also vulnerable to attacks by malicious third parties and may be susceptible to intentional or accidental physical damage to the infrastructure maintained by us or by third parties. Maintaining the secrecy of confidential, proprietary, and/or trade secret information is important to our competitive business position. While we have taken some steps to protect such information, there can be no guarantee that our efforts will prevent service interruptions or security breaches in our systems or the unauthorized or inadvertent wrongful use or disclosure of confidential information that could adversely affect our business operations or result in the loss, dissemination, or misuse of critical or sensitive information. A breach our security measures or the accidental loss, inadvertent disclosure, unapproved dissemination, misappropriation or misuse of trade secrets, proprietary information, or other confidential information, whether as a result of theft, hacking, fraud, trickery or other forms of deception, or for any other cause, could enable others to produce competing products, use our proprietary technology or information, and/or adversely affect our business position. Further, any such interruption, security breach, loss or disclosure of confidential information could result in financial, legal, business, and reputational harm to us and could have a material adverse effect on our business, financial position, results of operations and/or cash flow.

Our business and current and future product candidates are and will be subject to extensive governmental regulation and oversight, and our failure to comply with applicable regulatory requirements could harm our business. Our product offerings and operations at any point in time will be subject to extensive regulation by regulatory agencies in the United States and other countries where we anticipate conducting business activities. The regulations to which we are and will be subject are complex and may become more stringent over time. Regulatory changes could result in restrictions on our ability to carry on or expand our operations, higher than anticipated costs or lower than anticipated sales.

RISKS RELATED TO OUR INTELLECTUAL PROPERTY

If we are unable to adequately protect our proprietary technology or maintain issued patents that are sufficient to protect our product candidates, others could compete against us more directly, which could harm our business, financial condition and results of operations. Our commercial success will depend in part on our success in obtaining and maintaining issued patents and other intellectual property rights in the United States and elsewhere and protecting our proprietary technology. If we do not adequately protect our intellectual property and proprietary technology, competitors may be able to use our technologies and erode or negate any competitive advantage we may have, which could harm our business and ability to achieve profitability. We expect to in the future file and actively pursuing patent applications for our product candidates and processes. Our patents at any point in time may not have, or our pending patent applications (if any) that mature into issued patents may not include, claims with a scope sufficient to protect our products, any additional features we develop for our current products or any new products. Other parties may have developed technologies that may be related or competitive to our products, may have filed or may file patent applications and may have received or may receive patents that overlap or conflict with patent applications we may file in the future, either by claiming the same methods or devices or by claiming subject matter that could dominate our patent position. Patents, if issued, may be challenged, deemed unenforceable, invalidated or circumvented. Proceedings challenging our patents could result in either loss of the patent or denial of the patent application or loss or reduction in the scope of one or more of the claims of the patent or patent application. In addition, such proceedings may be costly. Thus, any patents that we may own in the future may not provide any protection against competitors.

The laws of some foreign countries do not protect proprietary rights to the same extent as the laws of the United States, and we may encounter significant problems in protecting our proprietary rights in these countries. If any of these developments were to occur, they each could have a negative impact on our business and competitive position.

Our ability to enforce our patent rights will depend on our ability to detect infringement. It may be difficult to detect infringers who do not advertise their processes or the components that are used in their products. Moreover, it may be difficult or impossible to obtain evidence of infringement in a competitor’s or potential competitor’s product. We may not prevail in any lawsuits that we initiate and the damages or other remedies awarded if we were to prevail may not be commercially meaningful. In addition, proceedings to enforce or defend our patents could put our patents at risk of being invalidated, held unenforceable or interpreted narrowly. Such proceedings could also provoke third parties to assert claims against us, including that some or all of the claims in one or more of our patents are invalid or otherwise unenforceable. If any of our patents covering our products, if any, are invalidated or found unenforceable, our financial position and results of operations could be negatively impacted.

From time to time we may need to rely on licenses to proprietary technologies, which may be difficult or expensive to obtain and maintain. We have, and may need to obtain and maintain in the future, licenses to patents and other proprietary rights held by third parties related to our products. If we are unable to timely obtain these licenses on commercially reasonable terms, our ability to commercially market our products may be inhibited or prevented, which could have a material adverse effect on our business, results of operations and financial condition.

RISKS RELATED TO OUR COMMON STOCK AND LIQUIDITY RISKS

Our Common Stock is a “Penny Stock” and subject to specific rules governing its sale to investors. The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to our Common Stock, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a person’s account for transactions in penny stocks; and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person; and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination; and that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors sell shares of our common stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

There is no liquidity associated with the shares of Common Stock or the Warrant. ALTHOUGH: There is a established trading market for the Common Stock, and there is no assurance that any market will continue to develop, or if one should continue to develop there is no assurance that it will be sustained. Although our Common Stock is currently quoted on the NASDAQ under the symbol “STAB”, shares of Common Stock. We are currently facing a delisting and may not be listed on any national securities exchange or included for quotation through an inter-dealer quotation system of a registered national securities association, and neither will the Warrant of the shares of Common Stock underlying the Warrant. Trading of our Common Stock at that point may be extremely sporadic and at times have no activity. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of our Common Stock. This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital. The Warrant is personal to the Subscriber and is not transferable.

The market price of our Common Stock may be volatile, and you could lose all or part of your investment. The market price of our Common Stock is likely to be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control. The market price of our Common Stock may fluctuate substantially and will depend on a number of factors many of which are beyond our control and may not be related to our operating performance. These fluctuations could cause you to lose all or part of your investment in our Common Stock since you might be unable to sell your shares at or above the price you pay for the shares. Factors that could cause fluctuations in the market price of our Common Stock include, but are not necessarily limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	volatility in the market prices and trading volumes of pharmaceutical and biotechnology stocks;

•	changes in operating performance and stock market valuations of other pharmaceutical and biotechnology companies generally, or those in our industry in particular;

•	sales of shares of our Common Stock by us or our stockholders;

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failure of securities analysts to maintain coverage of us, changes in financial estimates by securities analysts who follow our company, or our failure to meet these estimates or the expectations of investors;

•	the financial projections we may provide to the public, any changes in those projections or our failure to meet those projections;

•	announcements by us or our competitors of new products or services;

•	the public’s reaction to our press releases, other public announcements and public filings;

•	rumors and market speculation involving us or other companies in our industry;

•	actual or anticipated changes in our operating results or fluctuations in our operating results;

•	actual or anticipated developments in our business, our competitors’ businesses or the competitive landscape generally;

•	litigation involving us, our industry or both, or investigations by regulators into our operations or those of our competitors;

•	developments or disputes concerning our intellectual property or other proprietary rights;

•	announced or completed acquisitions of businesses or technologies by us or our competitors;

•	new laws or regulations or new interpretations of existing laws or regulations applicable to our business;

•	changes in accounting standards, policies, guidelines, interpretations or principles;

•	any significant change in our management; and

•	general economic conditions and slow or negative growth of our markets.

In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources.

Because we are not currently subject ongoing reporting and disclosure requirements to the Securities and Exchange Commission under the Securities Exchange Act of 1934, we may not be able to attract the attention of brokerage firms. Additional risks may exist since we became public through a “reverse merger” and because we are not currently subject ongoing reporting and disclosure requirements to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Securities analysts of brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our Common Stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on our behalf in the future.

FINRA sales practice requirements may also limit your ability to buy and sell our Common Stock, which could depress the price of our shares. FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Compliance with the reporting requirements of federal securities laws can be expensive. We are not currently a public reporting company in the United States, and may never become such a reporting company. If we at some point in the future become subject to the information and reporting requirements of the Exchange Act and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act, the costs of such compliance (i.e. the costs of preparing and filing annual and quarterly reports and other required information with the SEC, furnishing audited reports to stockholders, preparing any registration statements from time to time, if any, and compliance with applicable regulatory requirements, including those contained in and issued under the Sarbanes-Oxley Act of 2002) are substantial.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our stock. We must maintain effective internal controls to provide reliable financial reports and detect fraud. We have been assessing our internal controls to identify areas that need improvement. Failure by us to implement and maintain our internal controls as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the value of our stock.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation. The listed price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;

•	announcements of developments by us or our competitors;

•	the timing of governmental approvals, the completion and/or results of our clinical trials;

•	regulatory actions regarding our products;

•	announcements by usor our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

•	adoption of new accounting standards affecting our industry;

•	additions or departures of key personnel;

•	introduction of new products by us or our competitors; and

•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against such a company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

Investors will experience dilution of their ownership interests because of the future issuance of additional shares of our Common Stock (including upon exercise of the Warrants). In the future, we expect to issue additional authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of Common Stock may create downward pressure on the trading price of our Common Stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts at a price (or exercise prices) below the price at which shares of our Common Stock is currently quoted on the NASDAQ

Our insiders control a significant portion of our Voting Equity. Our officers and directors beneficially own a significant portion of the voting control of our outstanding equity securities, which will make it easier for decisions supported by our insiders to receive shareholder approval on any matters submitted for shareholder approval. Such concentrated control of our voting equity securities may adversely affect the price of our Common Stock. Investors who acquire our Common Stock may have no effective voice in the management of our operations or in any matters submitted to the vote of the shareholders. Sales by our insiders or affiliates, along with any other market transactions, could also affect the market price of our Common Stock.

We do not intend to pay dividends for the foreseeable future. We have paid no dividends on our Common Stock to date and it is not anticipated that any dividends will be paid to holders of our Common Stock in the foreseeable future. While our future dividend policy will be based on the operating results and capital needs of our business, it is currently anticipated that any earnings will be retained to finance our future expansion and for the implementation of our business plan. As an investor, you should take note of the fact that a lack of a dividend can further affect the market value of our stock and could significantly affect the value of any investment.

Our certificate of incorporation allows for our board to create new series of preferred stock without further approval by our stockholders, which could adversely affect the rights of the holders of our Common Stock. Our board of directors has the authority to issue shares of our preferred stock, with such relative rights and preferences as the board of directors may determine, without further stockholder approval. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation and the right to receive dividend payments before dividends are distributed to the holders of Common Stock. In addition, our board of directors could authorize the issuance of a series of preferred stock that has greater voting power than our Common Stock or that is convertible into our Common Stock, which could decrease the relative voting power of our Common Stock or result in dilution to our existing stockholders.

RISKS ASSOCIATED WITH THIS OFFERING

Subscribers will not have the right to withdraw their subscriptions for the Shares of Common Stock and Warrants. After a subscriber submits his, her or its subscription for shares of Common Stock and Warrant, the investor will not be permitted to withdraw such subscription for any reason unless the Company makes a rescission offer to subscribers. After a subscriber’s subscription in the shares of Common Stock and Warrant, because there are significant restrictions on the transfer of the shares of Common Stock (and the Warrant is non-transferable without the Company’s consent) and such subscriber will have no other right to withdraw his, her or its investment, a subscriber’s investment in such shares of Common Stock will be difficult to liquidate. Consequently, if a subscriber subscribes for shares of Common Stock and the Warrant in this Offering, such investor should be prepared to have the amount of his, her or its investment unavailable for an indefinite period.

Our management has broad discretion in using the net proceeds from this Offering. We have stated, in only a general manner, how we intend to use the net proceeds from this Offering. We cannot, with any assurance, be more specific at this time. We will have broad discretion in the timing of the expenditures and application of proceeds received in this Offering. You will not have the opportunity to evaluate all of the economic, financial or other information upon which we may base our decisions about how to use the net proceeds from this Offering.

We have not retained independent professionals for subscribers. We have not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the subscribers hereunder. In addition, no firm has made any independent examination of any factual matters represented by management herein, and purchasers of the securities offered hereby should not rely on the firm so retained with respect to any matters herein described.

This Offering is not registered under federal or state securities laws. This Offering has not been registered under the Securities Act of 1933, as amended, nor registered under the securities laws of any state or jurisdiction. You must make your own decision as to investing in the Company with the knowledge that regulatory officials have not commented on the adequacy of the disclosures contained in the subscription agreement or on the fairness of the terms of this Offering.

Transferability of shares of Common Stock you purchase will be restricted; The Warrant is Non-Transferable. The shares of Common Stock and Warrant offered by way of the subscription agreement accompanying these risk factors have not been registered with the Securities and Exchange Commission or any government’s securities authority and will be restricted and therefore cannot be resold unless they are also registered or unless an exemption from registration is available, and in the case of the Warrant the Company has consented thereto. Therefore, you should be prepared to hold the shares of Common Stock for at least one (1) year and, together with the Warrant, perhaps even an indefinite period of time.

We arbitrarily determined the Offering price of our Common Stock and the exercise price of the Warrant. The price per share of Common Stock and the exercise price of the Warrant bears no relationship to our assets, opportunities, net worth, or any recognized criteria of value and should not be considered to be an indication of the actual value of the Common Stock or the shares of Common Stock underlying the Warrant. In addition, no assurance can be given that the price paid by you will be the same price per share that the Company uses in any future offerings of its securities, if any.

There is no minimum raise in this Offering, and we may close on subscriptions on a rolling basis. There is no minimum raise for this Offering, and we may close on any amount in our discretion. There is no assurance that the Offering will be fully subscribed and all shares of Common Stock and Warrants offered in the Offering will be sold. In addition, in the event that we close on subscriptions for less than the full Offering, our ability to pursue our intended growth plans on our current projected timetable will be impacted and may therefore adversely impact our ability to be successful. You must be willing and able to lose your entire investment.

You should seek out independent legal advice. Neither we nor our attorneys intend to give you any legal or tax advice or counsel whatsoever. We strongly recommend you consult with your legal and tax advisors regarding the inherit risks of investing in the Company and owning the shares of Common Stock and Warrants before investing.

We are dependent upon the proceeds of this Offering for our operations. We are dependent upon the proceeds of this Offering in order to continue pursuing our growth and expansion plans, which include in part identifying, analyzing and pursuing select strategic relationships, and to otherwise work towards operating as a going concern.

TAX RISK. NO INFORMATION PROVIDED TO YOU SHOULD BE CONSIDERED TAX ADVICE FROM THE COMPANY, ITS MANAGEMENT, COUNSEL, ACCOUNTANTS, AFFILIATES, ETC. YOU ARE EXPECTED TO, AND YOU SHOULD, CONSULT WITH YOUR OWN PERSONAL TAX ADVISOR BEFORE MAKING A DECISION TO SUBSCRIBE FOR COMMON STOCK.